                                    ITEM 7

                                 EXHIBIT 99.4


                         PRO FORMA COMBINED FINANCIAL

                              INFORMATION OF HCRI

                                                                    EXHIBIT 99.4

                           HEALTHCARE RECOVERIES, INC.
                        Pro forma Condensed Balance Sheet
                               September 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                    HRI AND
                                                       HISTORICAL       MEDCAP       MEDCAP                    SUBRO
                                                     -------------    PRO FORMA    PRO FORMA    SUBRO        PRO FORMA    PRO FORMA
                                                     HRI    MEDCAP   ADJUSTMENTS   COMBINED   HISTORICAL    ADJUSTMENTS    COMBINED
                                                     ---    ------   -----------   ---------  ----------    -----------    --------
                      ASSETS
Current assets:
      Cash                                         $28,003  $  759  $   (500)  (a)  $28,262    $1,178      $(24,400)  (h)  $ 5,040
      Restricted cash                               16,001      --                   16,001       206                       16,207
      Marketable securities                             --     461                      461       229                          690
      Accounts receivable                            3,129     726                    3,855        78                        3,933
      Other current assets                           1,065      29       210   (b)    1,304        36           420   (i)    1,760
          Total current assets                      48,198   1,975      (290)        49,883     1,727       (23,980)        27,630
                                                   -------  ------  --------        -------    ------      --------        -------
Property and equipment, net                          5,857      66                    5,923     5,322           500   (j)   11,745
Identifiable intangible assets                          --      --     2,900   (c)    2,900        --         3,130   (k)    6,030
Cost in excess of net assets acquired                   --      --     5,824   (d)    5,824        --        15,144   (l)   20,968
Other assets                                         1,753       6                    1,759        --                        1,759
                                                   -------  ------  --------        -------    ------      --------        -------
          Total assets                             $55,808  $2,047  $  8,434        $66,289    $7,049      $ (5,206)       $68,132
                                                   =======  ======  ========        =======    ======      ========        =======

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Trade accounts payable and accrued expenses  $ 5,687  $  481  $    500   (e)  $ 6,668    $  581      $  1,000   (m)  $ 8,249
      Funds due clients                             12,311      --                   12,311       206                       12,517
      Income taxes payable                           1,840      --                    1,840        --                        1,840
      Borrowings under credit facility                  --      --     9,500   (f)    9,500        --                        9,500
      Lease payable due within one year                 --      --                       --        40                           40
      Notes payable due within one year                 --      --                       --       235          (235)  (n)       --
                                                   -------  ------  --------        -------    ------      --------        -------
          Total current liabilities                 19,838     481    10,000         30,319     1,062           765         32,146

Lease payable                                           --      --                       --        10                           10
Notes payable                                           --      --                       --     3,500        (3,500)  (n)       --
Other liabilities                                    1,192      --                    1,192         6                        1,198
                                                   -------  ------  --------        -------    ------      --------        -------
          Total liabilities                         21,030     481    10,000         31,511     4,578        (2,735)        33,354
                                                   -------  ------  --------        -------    ------      --------        -------
Commitments and contingencies

Stockholders' equity:
      Preferred stock                                   --                               --                                     --
      Common stock                                      11       8        (8)  (g)       11                                     11
      Other                                         34,767   1,558    (1,558)  (g)   34,767     2,471        (2,471)  (o)   34,767
                                                   -------  ------  --------        -------    ------      --------        -------
          Total stockholders' equity                34,778   1,566    (1,566)        34,778     2,471        (2,471)        34,778
                                                   -------  ------  --------        -------    ------      --------        -------
          Total liabilities and owners' equity     $55,808  $2,047  $  8,434        $66,289    $7,049      $ (5,206)       $68,132
                                                   =======  ======  ========        =======    ======      ========        =======

              See notes to pro forma condensed financial statements

                           HEALTHCARE RECOVERIES, INC.
                     Pro forma Condensed Statement of Income
               For the nine-month period ended September 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                 HRI AND
                                                   HISTORICAL                    MEDCAP
                                                ---------------    PRO FORMA    PRO FORMA     SUBRO        PRO FORMA    PRO FORMA
                                                  HRI    MEDCAP   ADJUSTMENTS    COMBINED   HISTORICAL    ADJUSTMENTS    COMBINED
                                                -------  ------   -----------   ---------   ----------    -----------   ---------
 Revenues:
      Subrogation                               $35,940                         $ 35,940     $ 5,238                     $ 41,178
      Other revenues                                 --  $3,544                    3,544                                    3,544
                                                -------  ------    ------       --------     -------     -------         --------
          Total revenues                         35,940   3,544        --         39,484       5,238          --           44,722

 Cost of services                                16,538   1,523                   18,061       2,794                       20,855
                                                -------  ------    ------       --------     -------     -------         --------

      Gross profit                               19,402   2,021        --         21,423       2,444          --           23,867
 Support expenses                                 7,767   1,621                    9,388       1,644                       11,032
 Depreciation & amortization                      1,701      22    $  458   (p)    2,181         270     $   972   (s)      3,423
                                                -------  ------    ------       --------     -------     -------         --------

      Operating income (loss)                     9,934     378      (458)         9,854         530        (972)           9,412

 Interest expense                                    --      --      (499)  (q)     (499)       (242)        240   (t)       (501)
 Investment income                                1,243      --                    1,243          35      (1,243)  (u)         35
 Other income, net                                   --      15                       15          55                           70
                                                -------  ------    ------       --------     -------     -------         --------

      Income (loss) before income taxes          11,177     393      (957)        10,613         378      (1,975)           9,016

 Provision (benefit) for income taxes             4,636      --      (224)  (r)    4,412          --        (550)  (v)      3,862
                                                -------  ------    ------       --------     -------     -------         --------

 Net income (loss)                              $ 6,541  $  393    $ (733)      $  6,201     $   378     $(1,426)        $  5,154
                                                =======  ======    ======       ========     =======     =======         ========

 Earnings per common share - basic and diluted  $  0.57                          $  0.54                                 $   0.44
                                                =======                         ========                                 ========

 Shares used in earnings per common share
      computation (000s)
          Basic                                  11,479                           11,479                                   11,479
          Diluted                                11,579                           11,579                                   11,583

              See notes to pro forma condensed financial statements

                           HEALTHCARE RECOVERIES, INC.
                Notes To Pro Forma Condensed Financial Statements
          As of and for the nine-month period ended September 30, 1998
                                 (in thousands)
                                   (Unaudited)

Note 1:  Pro forma Adjustments - Condensed Balance Sheet as of September 30,
         1998

         MEDCAP:

         (a) To record cash used to fund the initial payment of the purchase price for the acquisition of MedCap. HCRI will also pay the owner of MedCap an earn-out payment based on 50% of gross profit generated from MedCap's business over a two-year period.

         (b)      To record deferred taxes associated with adjustment (f).

         (c) To record estimated value assigned to identifiable intangibles of MedCap. Identifiable intangibles of MedCap consist of the value assigned to customer lists ($2,600) and the value assigned to the non-compete agreement between HCRI and the owner of MedCap ($300)

         (d) To record the estimated purchase price in excess of net tangible and identifiable intangible assets acquired:

                Original purchase price consisting of $500 cash and $9,500 of
                     borrowings under HCRI's credit facility                         $10,000
                Estimated acquisition liabilities (adjustment e)                        500
                Equity cancellation (adjustment g)                                   (1,566)
                Deferred tax adjustment (adjustment b)                                 (210)
                Identifiable intangible assets (adjustment c)                        (2,900)
                                                                                    -------
                                                                                    $ 5,824
                                                                                    =======

         (e) To record estimated liabilities associated with the acquisition of MedCap including severance, lease obligations and professional and other acquisition fees.

         (f) To record short-term borrowings under HCRI's credit facility to fund the acquisition of MedCap.

         (g) To eliminate the acquired equity of MedCap as of September 30, 1998.

         SUBRO:

         (h) To record the initial payment of the purchase price of Subro at the date of closing. HCRI will pay up to an additional $8,500 over two years if certain targets are met pursuant to an earn-out agreement.

         (i)      To record deferred taxes associated with adjustment (m).

         (j) To adjust property and equipment of Subro to estimated fair market value.

         (k) To record estimated value assigned to identifiable intangibles of Subro. Identifiable intangibles consist of the values assigned to backlog ($571), customer lists ($2,329) and the non-compete agreement between HCRI and the owners of Subro ($230)

         (l) To record the estimated purchase price in excess of net tangible and identifiable intangible assets acquired:

                Purchase price consisting of cash                   $24,400
                Estimated acquisition liabilities (adjustment m)      1,000
                Equity cancellation (adjustment o)                   (2,471)
                Adjustment to reflect property and equipment
                     at fair market value (adjustment j)               (500)
                Deferred tax adjustment (adjustment i)                 (420)
                Repayment of notes payable (adjustment n)            (3,735)
                Identifiable intangible assets (adjustment k)        (3,130)
                                                                    -------
                                                                    $15,144
                                                                    =======

         (m) To record estimated liabilities associated with the acquisition of Subro including severance, lease termination costs and professional fees.

         (n) To record the repayment of notes payable by the owners' of Subro using proceeds from the Subro transaction.

         (o) To eliminate the acquired equity of Subro as of September 30, 1998.

                           HEALTHCARE RECOVERIES, INC.
          Notes To Pro Forma Condensed Financial Statements - Continued
          As of and for the nine-month period ended September 30, 1998
                                 (in thousands)
                                   (Unaudited)

Note 2: Pro forma Adjustments - Condensed Statement of Income for the nine-month period ended September 30, 1998

         MEDCAP:

         (p) To record amortization related to identifiable intangibles and the excess of purchase price over net tangible and intangibles assets acquired for MedCap. The excess of purchase price over net tangible and identifiable intangible assets acquired will be amortized on a straight-line basis over 20 years. The values assigned to customer lists and the non- compete agreement will be amortized on a straight-line basis over 15 years and 4 years, respectively.

                  Amortization for the period also includes amortization associated with additional goodwill to be recorded in connection with the earn-out payment at the end of the first year (see note a).

         (q) To record interest expense on amounts outstanding under the credit facility (see note f) at the interest rate of 7 percent.

         (r) To record the pro forma income taxes associated with adjustments (p) and (q) and pretax income of MedCap which is assumed to be taxable to HCRI.

         SUBRO:

         (s) To record amortization related to identifiable intangibles and the excess of purchase price over net tangible and intangibles assets acquired. The excess of purchase price over net tangible and identifiable intangible assets acquired will be amortized on a straight-line basis over 20 years.

                  The values assigned to backlog, customer lists and the non-compete agreement will be amortized on a straight-line basis over 5 years, 15 years and 5 years, respectively.

                  Amortization for the period also includes amortization associated with additional goodwill to be recorded in connection with the earn-out payment at the end of the first year (see note h).

         (t) To reverse interest expense on notes payable repaid by the owners of Subro using proceeds from the Subro transaction.

         (u) To record foregone investment income on cash and cash equivalents used to fund the purchase price of Subro.

         (v)      To record pro forma income taxes associated with adjustments
                  (s) through (u) and pretax income of Subro which is assumed to be taxable to HCRI.

Note 3: A reconciliation of shares used in computing pro forma diluted earnings per common share follows (000s):

                 Shares used in computing historical diluted earnings per common share   11,573
                 Impact of options granted to the owner of MedCap                             6
                                                                                         ------

                Shares used in computing HRI and MedCap pro forma combined diluted
                      earnings per common share                                          11,579
                                                                                         ------

                Impact of options granted to an owner of Subro                                4
                                                                                         ------

                Shares used in computing pro forma combined diluted earnings per
                     common share                                                        11,583
                                                                                         ======

                           HEALTHCARE RECOVERIES, INC.
                     Pro forma Condensed Statement of Income
                      For the year ended December 31, 1997
                                   (Unaudited)
                                  (in millions)

                                                                             HRI AND
                                               HISTORICAL                    MEDCAP
                                           -----------------    PRO FORMA   PRO FORMA       SUBRO        PRO FORMA         PRO FORMA
                                             HRI      MEDCAP   ADJUSTMENTS   COMBINED     HISTORICAL    ADJUSTMENTS         COMBINED
                                             ---      ------   -----------   --------     ----------    -----------         --------

 Revenues:
      Subrogation                          $39,277                            $39,277      $ 6,628                         $ 45,905
      Other revenues                             -    $ 4,696                   4,696                                         4,696
                                           -------    -------   -------       -------      -------        -------          --------
          Total revenues                    39,277      4,696         -        43,973        6,628              -            50,601

 Cost of services                           18,523      1,996                  20,519        3,501                           24,020
                                           -------    -------   -------       -------      -------        -------          --------

      Gross profit                          20,754      2,700         -        23,454        3,127              -            26,581

 Support expenses                            8,922      2,282                  11,204        2,262                           13,466
 Depreciation & amortization                 1,181         41   $   540 (w)     1,762          322        $ 1,073 (z)         3,156
 Non-recurring compensation charge
   (Note 4)                                  2,848          -                   2,848            -                            2,848
                                           -------    -------   -------       -------      -------        -------          --------

      Operating income (loss)                7,803        377      (540)        7,640          543         (1,073)            7,110

 Interest expense                                -         (7)     (665)(x)      (672)        (351)           348 (aa)         (675)
 Investment income                           1,158          -                   1,158           43         (1,158)(bb)           43
 Gain on sale of property & equipment            -          -                       -          178                              178
 Other income, net                               -          -                       -           74                               74
                                           -------    -------   -------       -------      -------        -------          --------
      Income (loss) before income taxes      8,961        370    (1,205)        8,126          487         (1,883)            6,730

 Provision (benefit) for income taxes        4,959          -      (327)(y)     4,632            -           (426)(cc)        4,206
                                           -------    -------   -------       -------      -------        -------          --------

 Net income (loss)                         $ 4,002      $ 370   $  (878)      $ 3,495      $   487        $(1,457)         $  2,524
                                           =======    =======   =======       =======      =======        =======          ========

 Earnings per common share - basic
  and diluted                              $  0.37                            $  0.32                                      $   0.23
                                           =======                            =======                                      ========
 Shares used in earnings per common
      share computation (000s)
          Basic                             10,752                             10,752                                        10,752
          Diluted                           10,819                             10,826                                        10,829

              See notes to pro forma condensed financial statements

                           HEALTHCARE RECOVERIES, INC.
                Notes To Pro Forma Condensed Financial Statements
                      For the year ended December 31, 1997
                                   (Unaudited)

Note 4: Pro forma Adjustments - Condensed Statement of Income for the year ended December 31, 1997

         MEDCAP:

         (w) To record amortization related to identifiable intangibles and the excess of purchase price over net tangible and intangibles assets acquired. See adjustments (c) and (p).

         (x) To record interest expense on amounts outstanding on credit facility (see note f) at the interest rate of 7 percent.

         (y) To record the pro forma income taxes associated with adjustments (w) and (x) and pretax income of MedCap which is assumed to be taxable to HCRI.

         SUBRO:

         (z) To record amortization related to identifiable intangibles and the excess of purchase price over net tangible and intangibles assets acquired. See adjustments (k) and (s).

         (aa) To reverse interest expense on notes payable repaid by the owners of Subro using proceeds from the Subro transaction.

         (bb) To record foregone investment income on cash and cash equivalents used to fund the purchase price of Subro

         (cc) To record the pro forma income taxes associated with adjustments (z) through (bb) and pretax income of Subro which is assumed to be taxable to HCRI.

Note 5: During the year ended December 31, 1997, HCRI recorded a non-recurring, non-cash compensation charge of approximately $2.8 million relating to a bonus comprised of 200,000 shares of HCRI's common stock granted by HCRI to certain members of HCRI's executive management upon consummation of HCRI's public offering.

Note 6: A reconciliation of shares used in computing pro forma diluted earnings per common share follows (000s):

         Shares used in computing historical diluted earnings per common share   10,819

         Impact of options granted to the owner of MedCap                             7
                                                                                 ------
         Shares used in computing HCRI and MedCap pro forma combined diluted
          earnings per common share                                              10,826

         Impact of options granted to an owner of Subro                               3
                                                                                 ------
         Shares used in computing pro forma combined diluted earnings per
          common share                                                           10,829
                                                                                 ======

Note 7: Prior to the Subro transaction, Subro management agreed to pay from the proceeds of the transaction up to approximately $205,700 ($119,300, net of tax) to the employees of Subro in the form of a bonus if certain minimum employment requirements are met. The related charge to be included in the results of operations of HCRI was not considered in the pro forma statement of income.